Summary Prospectus Supplement

January 30, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 30, 2013 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2012, as supplemented on May 17, 2012 and August 29, 2012 of:

Asian Equity Portfolio
(the "Portfolio")

The section of the Summary Prospectus entitled "Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Asian Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with MSIM Company	Date Began Managing Portfolio
Munib Madni	Managing Director	May 2012
Samuel Rhee	Managing Director	May 2012
May Yu	Executive Director	August 2012

Please retain this supplement for future reference.

  SU-MSIF-17-SPT1 1/13